Execution Version SEVENTH AMENDMENT TO THE SECOND AMENDED AND RESTATED LIMITED WAIVER TO FINANCING AGREEMENT This Seventh Amendment to the Second Amended and Restated Limited Waiver to Financing Agreement (this “Amendment”), dated November 29, 2023, is entered into by and among TROIKA MEDIA GROUP, INC., a Nevada corporation (the “Borrower”), each subsidiary of Borrower listed as a “Guarantor” on the signature pages hereto (together with Borrower and each other Person that executes a joinder agreement and becomes a “Guarantor” under the Financing Agreement referenced below, each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, BLUE TORCH FINANCE LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”, and together with the Borrower, the Guarantors and Lenders, the “Parties” and each a “Party”). WHEREAS, reference is made to that certain Second Amended and Restated Limited Waiver to Financing Agreement, dated as of September 29, 2023 (as amended by that certain First Amendment to the Second Amended and Restated Limited Waiver to Financing Agreement, dated as of October 13, 2023, Second Amendment to the Second Amended and Restated Limited Waiver to Financing Agreement, dated as of October 20, 2023, Third Amendment to the Second Amended and Restated Limited Waiver to Financing Agreement, dated as of October 27, 2023, Fourth Amendment to the Second Amended and Restated Limited Waiver to Financing Agreement, dated as of November 3, 2023, Fifth Amendment to the Second Amended and Restated Limited Waiver to Financing Agreement, dated as of November 10, 2023, Sixth Amendment to the Second Amended and Restated Limited Waiver to Financing Agreement, dated as of November 17, 2023, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Limited Waiver Agreement”), by and among the Parties; and WHEREAS, the Parties wish to modify the Existing Limited Waiver Agreement as hereinafter described. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Existing Limited Waiver Agreement. 2. Amendment to the Existing Limited Waiver Agreement. Section 2(a) of the Existing Limited Waiver Agreement is hereby amended to replace the text reading “November 29, 2023” contained therein with the text reading “December 4, 2023”.

2 3. Conditions Precedent. This Amendment shall become effective on and as of the date on which the Agents shall have received counterparts of this Amendment executed and delivered by a duly authorized officer of the Borrower, the Guarantors, the Agents and Lenders constituting the Required Lenders (such date, the “Amendment Effective Date”). Without limitation of the foregoing, the Parties irrevocably agree that the Amendment Effective Date has occurred on and as of November 29, 2023. 4. Acknowledgments. Each Loan Party acknowledges and agrees that: (a) as of the date hereof, the Loan Parties have failed to make the September 2023 P&I Payment, as required pursuant to Section 2.03(b) and 2.04(d) of the Financing Agreement, which failure constitutes an Event of Default under Section 9.01(a) of the Financing Agreement; and (b) as of September 29, 2023, the aggregate principal balance of the Obligations outstanding under the Financing Agreement (inclusive of accrued unpaid interest thereon but exclusive of any fees, expenses, and other amounts that are chargeable or otherwise reimbursable under the Financing Agreement) is $78,495,828.15. 5. Releases. (a) Each of the Loan Parties (on behalf of itself and its Affiliates) for itself and for its successors in title and assignees and, to the extent the same is claimed by right of, through or under any of the Loan Parties, for its past, present and future employees, agents, representatives (other than legal representatives), officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, Collateral Agent and each of the Lenders in their respective capacities as such under the Loan Documents, and the Administrative Agent’s, Collateral Agent’s and each Lender’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Administrative Agent, Collateral Agent and each of the Lenders or any of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise, whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Releasees, and which are, in each case, based on any act, fact, event or omission or other matter,

3 cause or thing occurring at any time prior to or on the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Financing Agreement or any other Loan Document (including, without limitation, this Amendment and the Existing Limited Waiver Agreement) and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”); provided, that, no Releasing Party shall have any obligation with respect to Claims to the extent such Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of any Releasee. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 5. (b) Each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Loan Party pursuant to Section 5(a) hereof. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation. 6. Representations. Each Party represents and warrants that its execution, delivery and performance of this Amendment has been duly authorized and that this Amendment constitutes its legal, valid and binding obligations. 7. Governing Law. This Amendment shall be governed by, construed and enforced under the same choice of law that governs the Existing Limited Waiver Agreement. 8. Entire Agreement. This Amendment and the Existing Limited Waiver Agreement constitute the entire agreement and understanding of the Parties with respect to their subject matter and supersede all oral communication and prior writings with respect thereto. 9. Limitation. Except for any amendment to the Existing Limited Waiver Agreement made pursuant to this Amendment, all terms and conditions of the Existing Limited Waiver Agreement will continue in full force and effect in accordance with its provisions on the date of this Amendment. All provisions of the Existing Limited Waiver Agreement shall be deemed to be amended consistent with the terms of this Amendment. 10. Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed

4 by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. [signature pages follow]

[Signature Page to Seventh Amendment to Second Amended and Restated Limited Waiver] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above. Borrower: TROIKA MEDIA GROUP, INC., as the Borrower By: Name: Derek McKinney Title: General Counsel Guarantors: TROIKA DESIGN GROUP, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel TROIKA PRODUCTION GROUP, LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel TROIKA-MISSION HOLDINGS, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel TROIKA IO, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel DocuSign Envelope ID: 02D40049-D449-4998-9F75-9E37BFAE5CF5

[Signature Page to Seventh Amendment to Second Amended and Restated Limited Waiver] MISSION CULTURE LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel MISSION MEDIA USA, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel TROIKA SERVICES, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel TROIKA MISSION WORLDWIDE, INC., as a Guarantor By: Name: Derek McKinney Title: General Counsel CONVERGE DIRECT, LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel CONVERGE DIRECT INTERACTIVE, LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel DocuSign Envelope ID: 02D40049-D449-4998-9F75-9E37BFAE5CF5

[Signature Page to Seventh Amendment to Second Amended and Restated Limited Waiver] CONVERGE MARKETING SERVICES, LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel LACUNA VENTURES, LLC, as a Guarantor By: Name: Derek McKinney Title: General Counsel CD ACQUISITION CORP, as a Guarantor By: Name: Derek McKinney Title: General Counsel DocuSign Envelope ID: 02D40049-D449-4998-9F75-9E37BFAE5CF5

[Signature Page to Seventh Amendment to Second Amended and Restated Limited Waiver] Collateral Agent and Administrative Agent: BLUE TORCH FINANCE, LLC By: Blue Torch Capital LP, its managing member By: Name: Kevin Genda Title:

[Signature Page to Seventh Amendment to Second Amended and Restated Limited Waiver] Lenders: BTC HOLDINGS FUND II LLC, as a Lender By: Blue Torch Credit Opportunities Fund II LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC OFFSHORE HOLDINGS FUND II-B LLC, as a Lender By: Blue Torch Offshore Credit Opportunities Master Fund II, LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member

[Signature Page to Seventh Amendment to Second Amended and Restated Limited Waiver] BTC OFFSHORE HOLDINGS FUND II-C LLC, as a Lender By: Blue Torch Offshore Credit Opportunities Master Fund II, LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC HOLDINGS SBAF FUND LLC, as a Lender By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member

[Signature Page to Seventh Amendment to Second Amended and Restated Limited Waiver] BTC HOLDINGS KRS FUND LLC, as a Lender By: Blue Torch Credit Opportunities KRS Fund LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC HOLDINGS SC FUND LLC, as a Lender By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member By: Blue Torch Credit Opportunities SC GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member

[Signature Page to Seventh Amendment to Second Amended and Restated Limited Waiver] SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP, as a Lender A segregated portfolio of Swiss Capital Private Debt (Offshore) Funds SPC By: Name: Kevin Genda Title: Authorized Signatory of Blue Torch Capital LP in its capacity as investment manager to Swiss Capital BTC OL Private Debt Offshore SP SWISS CAPITAL BTC OL PRIVATE DEBT FUND L.P., as a Lender By: Name: Kevin Genda Title: Authorized Signatory of Blue Torch Capital LP, as agent and attorney-in-fact for Swiss Capital BTC OL Private Debt Fund L.P.